================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 13, 2006

                       EDUCATIONAL DEVELOPMENT CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-4957

             Delaware                                          73-0750007
  (State or other jurisdiction of                           (I.R.S. Employer
  incorporation or organization)                           Identification No.)

                10302 East 55th Place, Tulsa, Oklahoma 74146-6515
              (Address of principal executive offices and Zip Code)

                                 (918) 622-4522
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

             On July 13, 2006, Educational Development Corporation entered into an agreement to provide Debtor in Possession financing and to participate in a Plan of Reorganization with Intervisual Books, Inc., located in Inglewood, California. Intervisual Books, Inc. is currently operating as a debtor-in-possession in a Chapter 11 bankruptcy case voluntarily filed May 8, 2006. Upon Bankruptcy Court approval EDC will provide Intervisual Books, Inc. with interim financing intended to facilitate the acquisition by EDC of substantially all of the assets of Intervisual which would then become an operating division of EDC.

             A copy of the press release making this announcement is furnished as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (d)      EXHIBITS

               99.1 Press release dated as of July 13, 2006

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Educational Development Corporation

                                     By:  /s/ Randall W. White
                                          -------------------------------------
                                          Randall W. White
                                          President and Chief Executive Officer


Date:  July 13, 2006

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------------     ---------------------------------------
*99.1             Press release dated as of July 13, 2006

----------
* Filed herewith.